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                              ING PRIME RATE TRUST
                            5,000,000 COMMON SHARES

                         Supplement Dated July 23, 2003
          To the ING Prime Rate Trust 5,000,000 Common Shares Prospectus
                              Dated July 1, 2003

The section entitled "Investment Management and Other Service Providers-Proposed Sub-Adviser" on page 22 of the Prospectus is amended to (1) delete the third sentence of the third paragraph and (2) replace it with the following:

     For its services, ING Aeltus is entitled to receive a sub-advisory fee of 0.36%, expressed as an annual rate based on the average daily Managed Assets of the Trust and is paid by ING Investments.


             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE